UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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TransUnion

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 12, 2020. Meeting Information TRANSUNION Meeting Type: Annual For holders as of: March 13, 2020 Date: May 12, 2020 Time: 12:00 p.m., Central Daylight Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/TRU2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/TRU2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). TRANSUNION 555 WEST ADAMS STREET CHICAGO, IL 60661 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E99982-P35505 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 2019 ANNUAL REPORT (which includes our 2019 FORM 10-K) How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2020 to facilitate timely delivery. How To Vote E99983-P35505 Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/TRU2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR proposals 1 through 4: 1. To amend and restate our Amended and Restated Certificate of Incorporation (Charter) to declassify the Board of Directors over the next three years such that all directors will stand for election on an annual basis beginning with the 2022 Annual Meeting of Stockholders. The Board of Directors recommends you vote FOR proposals 6 and 7: 6. To amend and restate our 2015 Omnibus Incentive Plan to, among other things, increase the number of shares authorized for issuance by 7 million shares and extend the term of our plan through the tenth anniversary of the date of such amendment and restatement. 2. To amend and restate our Charter to eliminate the supermajority voting requirements relating to: 2a. Amendments to the Charter and Bylaws; and 7. Ratification of appointment of PricewaterhouseCoopers LLP as TransUnion's independent registered public accounting firm for the fiscal year ending December 31, 2020. 2b. Removal of directors. 3. To amend and restate our Charter to remove the corporate opportunity waiver provisions of the Charter. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 4. To amend and restate our Charter to remove certain rights, privileges and protections included in the Charter relating to former significant stockholders of TransUnion that have expired by their terms and to make other technical revisions to the Charter. The Board of Directors recommends you vote FOR each of the nominees for director: E99984-P35505 5. Election of Directors Nominees: 5a. Suzanne P. Clark 5b. Kermit R. Crawford 5c. Thomas L. Monahan, III

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